UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 8, 2004


                             Roaming Messenger, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)



          0-13215                                    30-0050402
---------------------------                      -------------------
(Commission File Number)                          (I.R.S. Employer
                                                   Identification No.)

           6144 Calle Real Suite, 200, Santa Barbara, California 93117
           ----------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (805) 683-7626


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document: 4


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   [RESERVED]........................................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective October 8, 2004, Brian Fox resigned as the Chief Technology Officer of the Company. Mr. Fox resigned for personal reasons.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Not Applicable.

SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     ROAMING MESSENGER, INC.
                                 ------------------------------
                                         (Registrant)

Date:  October 8, 2004


                                  \s\   Jonathan Lei
                                 -------------------------------
                                        Jonathan Lei, President




















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